                                                                EXHIBIT (16)(e)


                        GREAT AMERICAN COMPANIES FUND
                               CLASS A SHARES

         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                    n
Formula                                                       P(1+T)    =ERV

Including Payment of the Sales Charge
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,094.25   =  ERV
Period From Inception to 06/30/96                                0.51   =  n


TOTAL RETURN FOR THE PERIOD                                    19.32%   =  T


Excluding Payment of the Sales Charge
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,161.00   =  ERV
Period From Inception to 06/30/96                                0.51   =  n

TOTAL RETURN FOR THE PERIOD                                    34.01%   =  T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                     ERV - P
                                                            -------
                                                               P        =  T

Including Payment of the Sales Charge
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,094.25   =  ERV


TOTAL RETURN FOR THE PERIOD                                     9.43%   =  T


Excluding Payment of the Sales Charge
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,161.00   =  ERV

TOTAL RETURN FOR THE PERIOD                                    16.10%   =  T


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                        GREAT AMERICAN COMPANIES FUND
                               CLASS B SHARES

        TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                    n
Formula                                                       P(1+T)    =  ERV

Including Payment of the CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,121.00   =  ERV
Period From Inception to 06/30/96                                0.51   =  n


TOTAL RETURN FOR THE PERIOD                                    25.10%   =  T


Excluding Payment of the CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,161.00   =  ERV
Period From Inception to 06/30/96                                0.51   =  n

TOTAL RETURN FOR THE PERIOD                                    34.01%   =  T

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1996


Formula                                                     ERV - P
                                                            -------
                                                               P        =  T

Including Payment of CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,121.00   =  ERV


TOTAL RETURN FOR THE PERIOD                                    12.10%   =  T


Excluding Payment of CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,161.00   =  ERV

TOTAL RETURN FOR THE PERIOD                                    16.10%   =  T





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                        GREAT AMERICAN COMPANIES FUND
                               CLASS C SHARES

        TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                    n
Formula                                                       P(1+T)    =  ERV

Including Payment of the CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,151.00   =  ERV
Period From Inception to 06/30/96                                0.51   =  n


TOTAL RETURN FOR THE PERIOD                                    31.75%   =  T


Excluding Payment of the CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,161.00   =  ERV
Period From Inception to 06/30/96                                0.51   =  n


TOTAL RETURN FOR THE PERIOD                                    34.01%   =  T

            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1996


Formula                                                     ERV - P
                                                            -------
                                                               P        =  T

Including Payment of CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,151.00   =  ERV


TOTAL RETURN FOR THE PERIOD                                    15.10%   =  T


Excluding Payment of CDSC
Net Asset Value                                             $   11.61
Initial Investment                                          $1,000.00   =  P
Ending Redeemable Value                                     $1,161.00   =  ERV

TOTAL RETURN FOR THE PERIOD                                    16.10%   =  T